Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, Bruce N. Alpert, Principal Executive Officer of Gabelli Capital Series Funds, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	9/1/10	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
I, Joseph H. Egan, Principal Financial Officer of Gabelli Capital Series Funds, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	9/1/10	/s/ Joseph H. Egan Joseph H. Egan, Principal Financial Officer